Exhibit 99.1

BILI SOCIAL INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

Effective as on June 9, 2026

Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of BILI Social International, Inc., a Florida corporation (the “Company”), to assist the Board in its oversight of the accounting and financial reporting processes of the Company and the Company’s compliance with legal and regulatory requirements. To assist the Board in fulfilling its responsibilities, the Committee shall:

1.	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.	Aid the Board with respect to its oversight of the following:

(a)	the quality and integrity of the Company’s financial statements;
(b)	the Company’s compliance with legal and regulatory requirements;
(c)	the Company’s processes relating to risk management, the conduct and systems of internal control over financial reporting, and disclosure controls and procedures;
(d)	the independent auditor’s engagement, qualifications, compensation, and independence;
(e)	the performance of the Company’s internal audit function, if any, and independent auditor.

3.	Prepare the report required by the rules of the U.S. Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement, as applicable.

In performing its duties, the Committee should seek to maintain an effective working relationship with the Board, the independent accountants, the internal auditors and management of the Company. The Committee shall perform such other functions as the Board may from time to time assign to the Committee. The Committee shall exercise its business judgment in carrying out the responsibilities described in this charter in a manner that the Committee members reasonably believe to be in the best interests of the Company and its stockholders. No provision of this charter, however, is intended to create any right in favor of any third party, including any stockholder, officer, director or employee of the Company or any subsidiary thereof, in the event of a failure to comply with any provision of this charter. Nothing contained in this charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.

The purposes and responsibilities outlined in this charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities, provided that such procedures are consistent with the Company’s charter and bylaws and any applicable law.

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Composition and Qualifications

The Committee shall consist of three or more members of the Board. Each of the members of the Committee shall be “independent” in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the Nasdaq Stock Market LLC (“Nasdaq”). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the previous three-year period.

Each member of the Committee must be able to read and understand fundamental financial statements (including the Company’s balance sheet, income statement, and cash flow statement) and at least one member of the Committee must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities). At least one member of the Committee must be an “audit committee financial expert” as determined by the rules and regulations of the SEC and Nasdaq. A person who satisfies this definition of “audit committee financial expert” will also be presumed to have financial sophistication. The designation of the “audit committee financial expert” shall be made by the Board in its business judgment at least annually.

Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

Appointment and Removal

The members of the Committee shall be appointed by the Board. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a Committee chairperson (the “Chairman”) is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman shall preside over all regular sessions of the Committee, shall have the authority to convene Committee meetings, shall set the agendas for Committee meetings, and shall communicate the Committee’s informational needs and decisions to the Board. In the absence of the Chairman at a duly convened Committee meeting, the Committee shall select a temporary substitute from among its members to preside over the meeting.

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Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any of its responsibilities to a subcommittee of the Committee to the extent consistent with the Company’s charter and bylaws, applicable law and the requirements of Nasdaq.

Authority and Committee Resources

In discharging its role, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter it determines to be necessary or appropriate to the accomplishment of its purposes. The Committee shall have authority to retain, direct and oversee the activities of, and to terminate the engagement of, the Company’s independent auditor and any other accounting firm retained by the Committee to prepare or issue any other audit report or to perform any other audit, review or attest services and any legal counsel, accounting or other advisor or consultant hired to assist the Committee, all of whom shall be accountable to the Committee.

The Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, from the Company for the payment of compensation (i) to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, (ii) to compensate any outside legal or other advisors engaged by the Committee and (iii) to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Meetings

The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

Notice of meetings shall be given to all Committee members or may be waived, in the same manner as required for meetings of the Board. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

All non-management directors who are not members of the Committee may attend meetings of the Committee but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee, the independent auditor, or the internal auditor, if any, believe would be appropriate to discuss privately. In addition, the Committee shall meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this charter.

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Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board from time to time related to the purposes of the Committee outlined in this charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s bylaws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Committee must rely on (i) management for the preparation and accuracy of the Company’s financial statements, (ii) management for establishing internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations and (iii) the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls. The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures. It also is the job of the Company’s Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1.	Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditor the matters required to be discussed pursuant to the requirements of the Public Company Accounting Oversight Board (“PCAOB”).
2.	Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
3.	Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided and the type of presentations made to analysts and rating agencies.
4.	Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.
5.	Report regularly to the Board following meetings of the Committee, (i) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (ii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

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Independent Auditors

1.	Select, appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with such accounting firm.
2.	Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.
3.	Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval and will be reviewed on an ongoing basis. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.
4.	To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee, provided that any member of the Committee who has exercised any such delegation must report any such pre-approval decision to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.
5.	Require that the independent auditor, in conjunction with the Company’s Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.
6.	Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.
7.	Review, at least annually, the qualifications, performance, and independence of the independent auditor, including the lead audit partner. In conducting its review and evaluation, the Committee should, at least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, peer review, or PCAOB review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company or any of its subsidiaries.
8.	Review and discuss with the independent auditor (i) the auditor’s responsibilities under GAAP and the responsibilities of management in the audit process, (ii) the overall audit strategy, (iii) the scope and timing of the annual audit, (iv) any significant risks identified during the auditor’s risk assessment procedures and (v) when completed, the results of the annual audit, including any significant findings.

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Financial Reporting Process

1.	In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. From time to time, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (i) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (iii) all alternative treatments of financial information within GAAP that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iv) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (v) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (vi) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (vii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; (viii) any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditor, if any, or the independent auditor, relating to the Company’s financial statements; and (ix) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.
2.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.
3.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (ii) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (x) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (y) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (z) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.
4.	Advise management, the internal audit department, and the independent auditor that they are expected to provide the Committee a timely analysis of any significant financial reporting issues and practices.
5.	Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth procedures to be followed in any audit of financial statements required under the Exchange Act.
6.	Establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Related Party Transactions

1.	Review and approve all related party transactions of the Company and its subsidiaries as defined by SEC rules and applicable auditing standards, including (i) transactions involving potential conflicts of interest with the Company’s officers and directors, (ii) transactions involving any immediate family members of any officers and directors and (iii) any other related party transactions.
2.	Keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company.
3.	Review and discuss with the independent auditors the auditor’s evaluation of the Company’s identification of, accounting for and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationship with related parties.

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Hiring Policy

Oversee the Company’s hiring policies regarding the Company’s hiring of current or former employees of the independent auditor.

Compliance with Code of Conduct

The Committee shall review compliance with the Company’s Code of Conduct (the “Code of Conduct”). The Committee may grant waivers under the Code of Conduct for employees other than directors and executive officers; provided that any waiver of the Code of Conduct for directors or executive officers must be approved by the Board and disclosed as required by applicable SEC and Nasdaq rules. At least annually, the Committee shall conduct a review and assessment of the Code of Conduct and report to the Board regarding the general effectiveness of the Code of Conduct and the Company’s controls and reporting procedures and recommend to the Board any changes to the Code of Conduct that it deems necessary.

Performance Evaluation

The Committee shall conduct a self-evaluation of the Committee’s performance at least annually. The evaluation shall address subjects including the Committee’s composition, responsibilities, structure and processes, and effectiveness.

Amendment and Annual Review

This charter may be amended from time to time by the Board and any amendment must be disclosed as required by, and in accordance with, applicable laws, rules and regulations. The Committee should review this charter at least annually and recommend any proposed changes to the Board for approval.

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